Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of August 20, 2010, by and among SMSA Palestine Acquisition Corp., a Nevada corporation (the “Company”) and the investors signatory hereto (each, including their respective successors and assigns, an “Investor” and collectively, the “Investors”).

WHEREAS, in connection with the Securities Purchase Agreement by and among the parties hereto and the other parties signatory thereto dated July 23, 2010 (the “Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions set forth in the Purchase Agreement, to issue and sell to each Investor a certain number of Shares and Warrant Shares of the Company; and

WHEREAS, in accordance with the terms of the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Investors hereby agree as follows:

1. Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement will have the respective meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms have the respective meanings set forth in this Section 1:

“2010 Delivery Date” means the date on which the 2010 Make Good Shares are required to be delivered to the Investors pursuant to the Make Good Escrow Agreement.

“2011 Delivery Date” means the date on which the 2011 Make Good Shares are required to be delivered to the Investors pursuant to the Make Good Escrow Agreement.

“Advice” has the meaning set forth in Section 8(d).

“Commission Comments” means written comments pertaining solely to Rule 415 which are received by the Company from the Commission to a filed Registration Statement, a copy of which shall have been provided by the Company to the Holders, which either (i) requires the Company to limit the number of Registrable Securities which may be included therein to a number which is less than the number sought to be included thereon as filed with the Commission or (ii) requires the Company to either exclude Registrable Securities held by specified Holders or deem such Holders to be underwriters with respect to Registrable Securities they seek to include in such Registration Statement.

“Cut Back Shares” has the meaning set forth in Section 2(b).

“Effective Date” means, as to a Registration Statement, the date on which such Registration Statement is first declared effective by the Commission.

“Effectiveness Date” means (a) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a), the earlier of: (i) the 150th day following the Closing Date and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that the initial Registration Statement will not be reviewed or is no longer subject to further review and comments; and (b) with respect to any additional Registration Statements required to be filed pursuant to Section 2(a), the earlier of: (i) the 90th day following the applicable Filing Date for such additional Registration Statement(s) and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that such additional Registration Statement(s) will not be reviewed or is no longer subject to further review; provided, that, if the Commission reviews and has written comments to such filed Registration Statement that would require the filing of a pre-effective amendment thereto with the Commission, then the Effectiveness Date under this clause (b)(i) shall be the 120th day following the applicable Filing Date.

“Effectiveness Period” means, as to any Registration Statement required to be filed pursuant to this Agreement, the period commencing on the Effective Date of such Registration Statement and ending on (a) the date that all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders of the Registrable Securities included therein, or (b) such time as all of the Registrable Securities covered by such Registration Statement may be sold by the Holders without volume restrictions pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means the 30th day following (a) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a), the Closing Date; and (b) with respect to any additional Registration Statements required to be filed pursuant to Section 2(a), the Effective Date for the last Registration Statement filed pursuant to this Agreement under Section 2(a); (c) with respect to any additional Registration Statements required to be filed due to SEC Restrictions, the applicable Restriction Termination Date; (d) with respect to a Registration Statement required to be filed under Section 2(c), the date on which the Company becomes eligible to utilize Form S-3 to register the resale of Registrable Securities, (e) with respect to the Registration Statement required to be filed under Section 2(d), the 2010 Delivery Date, and (f) with respect to the Registration Statement required to be filed under Section 2(e), the 2011 Delivery Date.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities and, if other than an Investor, a Person to whom the rights hereunder have been properly assigned pursuant to Section 7 hereof.

“Indemnified Party” has the meaning set forth in Section 5(c).

“Indemnifying Party” has the meaning set forth in Section 5(c).

“Losses” has the meaning set forth in Section 5(a).

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means: (i) the PIPE Common Shares, (ii) the Warrant Shares, (iii) the 2010 Make Good Shares, (iv) the 2011 Make Good Shares, and (v) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event, or any price adjustment as a result of such stock splits, reverse stock splits or similar events with respect to any of the securities referenced in (i) – (iv) above.  Notwithstanding the foregoing, a security shall cease to be a Registrable Security for purposes of this Agreement from and after such time as the Holder of such security may resell such security without volume restrictions under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders.

“Registration Statement” means the initial registration statement required to be filed in accordance with Section 2(a) and any additional registration statements required to be filed under this Agreement, including in each case the Prospectus, amendments and supplements to such registration statements or Prospectus, including pre- and post- effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference therein.

“Restriction Termination Date” has the meaning set forth in Section 2(b).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Restrictions” has the meaning set forth in Section 2(b).

“Selling Holder Questionnaire” means the selling security holder notice and questionnaire attached as Annex B hereto.

“Trading Market” means any of the New York Stock Exchange, the NYSE AMEX, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, the OTCBB or any other market on which the Common Stock is listed or quoted for trading on the date in question.

2. Registration.

(a) On or prior to the applicable Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities (other than in the case of the initial Registration Statement to be filed under this Section 2(a), the 2010 Make Good Shares and the 2011 Make Good Shares) not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415.  Each Registration Statement required to be filed under this Agreement shall be filed on Form S-1 (or on such other form appropriate for such purpose) and contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement, other than as to the characterization of any Holder as an underwriter, which shall not occur unless such characterization is consistent with written information provided by the Holder in the Selling Holder Questionnaire) the “Plan of Distribution” attached hereto as Annex A.  The Company shall cause each Registration Statement required to be filed under this Agreement to be declared effective under the Securities Act as soon as possible but, in any event, no later than its Effectiveness Date, and shall use its reasonable best efforts to keep each such Registration Statement continuously effective during its entire Effectiveness Period.  By 5:00 p.m. (New York City time) on the Business Day immediately following the Effective Date of each Registration Statement, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement (whether or not such filing is technically required under such Rule). If for any reason other than due solely to SEC Restrictions, a Registration Statement is effective but not all outstanding Registrable Securities are registered for resale pursuant thereto, then the Company shall prepare and file by the applicable Filing Date an additional Registration Statement to register the resale of all such unregistered Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415.

(b) Notwithstanding anything to the contrary contained in this Section 2, if the Company receives Commission Comments, and following discussions with and responses to the Commission in which the Company uses its reasonable best efforts and time to cause as many Registrable Securities (other than the 2010 Make Good Shares and 2011 Make Good Shares, unless the 2010 Delivery Date or 2011 Delivery Date, as the case may be, shall have occurred) for as many Holders as possible to be included in the Registration Statement filed pursuant to Section 2(a) without characterizing any Holder as an underwriter unless such characterization is consistent with written information provided by the Holder in the Selling Holder Questionnaire (and in such regard uses its reasonable best efforts to cause the Commission to permit the affected Holders or their respective counsel to participate in Commission conversations on such issue together with the Company’s counsel, and timely conveys relevant information concerning such issue with the affected Holders or their respective counsel) (the day that such discussions and responses are concluded shall be referred to as the “Tolling Date”), the Company is unable to cause the inclusion of all Registrable Securities, then the Company may, following not less than three (3) Trading Days prior written notice to the Holders (i) remove from the Registration Statement such Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities, in each case as the Commission may require in order for the Commission to allow such Registration Statement to become effective; provided, that in no event may the Company characterize any Holder as an underwriter unless such characterization is consistent with written information provided by the Holder in the Selling Holder Questionnaire (collectively, the “SEC

Restrictions”).  Unless the SEC Restrictions otherwise require, any cut-back imposed pursuant to this Section 2(b) shall be allocated: (i) first, upon the holders of any other securities of the Company who have the right to have such securities included in the Registration Statement and (ii) second, among the Registrable Securities of the Holders on a pro rata basis.  No liquidated damages under Section 2(f) shall accrue on or as to any Cut Back Shares, and the required Effectiveness Date for such Registration Statement will be tolled until such time as the Company is able to effect the registration of the Cut Back Shares in accordance with any SEC Restrictions if such Registrable Securities cannot at such time be resold by the Holders thereof without volume limitations pursuant to Rule 144 (such date, the “Restriction Termination Date”).  From and after the Restriction Termination Date, all provisions of this Section 2 shall again be applicable to the Cut Back Shares (which, for avoidance of doubt, retain their character as “Registrable Securities”) if such Registrable Securities cannot at such time be resold by the Holders thereof without volume limitations pursuant to Rule 144 so that the Company will be required to file with and cause to be declared effective by the Commission such additional Registration Statements in the time frames set forth herein as necessary to ultimately cause to be covered by effective Registration Statements all Registrable Securities.  For the avoidance of doubt, the time period starting from the Tolling Date and ending with the Restriction Termination Date shall be excluded in calculating the applicable Effectiveness Date.

(c) Promptly following any date on which the Company becomes eligible to use a registration statement on Form S-3 to register Registrable Securities for resale, the Company shall file a Registration Statement on Form S-3 covering all Registrable Securities (or a post-effective amendment on Form S-3 to the then effective Registration Statement) and shall cause such Registration Statement to be filed by the Filing Date for such Registration Statement and declared effective under the Securities Act as soon as possible thereafter, but in any event prior to the Effectiveness Date therefor.  Such Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement, other than as to the characterization of any Holder as an underwriter, which shall not occur unless such characterization is consistent with written information provided by the Holder in the Selling Holder Questionnaire) the “Plan of Distribution” attached hereto as Annex A.  The Company shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act during the entire Effectiveness Period.  By 5:00 p.m. (New York City time) on the Business Day immediately following the Effective Date of such Registration Statement, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement (whether or not such filing is technically required under such Rule).

(d) On or prior to its Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of the 2010 Make Good Shares on Form S-3 if the Company is then eligible to utilize such Form (or if the Company is not then eligible to utilize such form of registration, it shall utilize such other available form appropriate for such purpose) and shall cause such Registration Statement to be filed by the Filing Date for such Registration Statement and declared effective under the Securities Act as soon as possible thereafter, but in any event prior to the Effectiveness Date therefor.  Such Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement, other than as to the characterization of any Holder as an underwriter, which shall not occur without such Holder’s consent) the “Plan of Distribution” attached hereto as Annex A.  The Company shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act during the entire Effectiveness Period which is applicable to it.  By 5:00 p.m. (New York City time) on the Business Day immediately following the Effective Date of such Registration Statement, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement (whether or not such filing is technically required under such Rule).

(e) On or prior to its Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of the 2011 Make Good Shares on Form S-3 if the Company is then eligible to utilize such Form (or if the Company is not then eligible to utilize such form of registration, it shall utilize such other available form appropriate for such purpose) and shall cause such Registration Statement to be filed by the Filing Date for such Registration Statement and declared effective under the Securities Act as soon as possible thereafter, but in any event prior to the Effectiveness Date therefor.  Such Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement, other than as to the characterization of any Holder as an underwriter, which shall not occur without such Holder’s consent) the “Plan of Distribution” attached hereto as Annex A.  The Company shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act during the entire Effectiveness Period which is applicable to it.  By 5:00 p.m. (New York City time) on the Business Day immediately following the Effective Date of such Registration Statement, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement (whether or not such filing is technically required under such Rule).

(f) If: (i) a Registration Statement is not filed on or prior to its Filing Date covering the Registrable Securities required under this Agreement to be included therein) (if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a) hereof, the Company shall not be deemed to have satisfied this clause (i)), or (ii) a Registration Statement is not declared effective by the Commission on or prior to its required Effectiveness Date or if by the Business Day immediately following the Effective Date the Company shall not have filed a “final” prospectus for the Registration Statement with the Commission under Rule 424(b) in accordance with the terms hereof (whether or not such a prospectus is technically required by such Rule), or (iii) after its Effective Date, without regard for the reason thereunder or efforts therefor, such Registration Statement ceases for any reason to be effective and available to the Holders as to the Registrable Securities to which it is required to cover at any time prior to the expiration of its Effectiveness Period for more than an aggregate of 30 Trading Days (which need not be consecutive) (any such failure or breach being referred to as an “Event,” and for purposes of clauses (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date which such 30 Trading Day-period is exceeded, being referred to as “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 0.5% of the aggregate Investment Amount paid by such Holder pursuant to the Purchase Agreement.  The parties agree that in no event will the Company be liable for liquidated damages under this Agreement in excess of 0.5% of the aggregate Investment Amount of the Holders in any single month and the maximum aggregate liquidated damages payable to a Holder under this Agreement shall be six percent (6%) of the aggregate Investment Amount paid by such Holder pursuant to the Purchase Agreement.  The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event (except in the case of the first Event Date), and shall cease to accrue (unless earlier cured) upon the expiration of the Effectiveness Period.

(g) Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a “Selling Holder Questionnaire”).  The Company shall not be required to include the Registrable Securities of a Holder in a Registration Statement and shall not be required to pay any liquidated or other damages under Section 2(f) to any Holder who fails to furnish to the Company a fully completed Selling Holder Questionnaire at least two Trading Days prior to the applicable Filing Date (subject to the requirements set forth in Section 3(a)); provided, that the Company shall have furnished a copy of Selling Holder Questionnaire to such Holder and requested a completed Selling Holder Questionnaire from such Holder ten Trading Days prior to each applicable Filing Date.

3. Registration Procedures.

In connection with the Company’s registration obligations hereunder:

(a) Not less than four Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to each Holder copies of the “Selling Stockholders” section of such document, the “Plan of Distribution” and any risk factor contained in such document that addresses specifically this transaction or the Selling Stockholders, as proposed to be filed, which documents will be subject to the review of such Holder.  The Company shall not file a Registration Statement, any Prospectus or any amendments or supplements thereto in which the “Selling Stockholder” section thereof differs from the disclosure received from a Holder in its Selling Holder Questionnaire (as amended or supplemented).  The Company shall not file a Registration Statement, any Prospectus or any amendments or supplements thereto in which it (i) characterizes any Holder as an underwriter, unless such characterization is consistent with written information provided by the Holder in the Selling Holder Questionnaire, (ii) excludes a particular Holder due to such Holder refusing to be named as an underwriter, or (iii) reduces the number of Registrable Securities being registered on behalf of a Holder except pursuant to, in the case of subsection (iii), the Commission Comments, without, in each case, such Holder’s express written authorization, unless such reduction is made pursuant to Section 2(b) hereof.  The Company shall also ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

(b) The Company shall (i) prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statement(s) and the disposition of all Registrable Securities covered by each Registration Statement.

(c) The Company shall notify the Holders as promptly as reasonably possible (i) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; and with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Holders of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(e) The Company shall furnish to each Holder, without charge and at the option of the Company in electronic format, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits, as well as a copy of each Prospectus and each amendment or supplement thereto, to the extent requested by such Holder (including those previously furnished) promptly after the filing of such documents with the Commission.

(f) Prior to any public offering of Registrable Securities, the Company shall register or qualify such Registrable Securities for offer and sale under the securities or Blue Sky laws of all jurisdictions within the United States as any Holder may reasonably request, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements; provided, however, in connection with any such registration or qualification, the Company shall not be required to (i) qualify to do business in any jurisdiction where the Company would not otherwise be required to qualify, (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any jurisdiction, or (iv) make any change to the Company’s articles of incorporation or bylaws.

(g) The Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement(s), which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

(h) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, the Company shall prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(i) The Company shall notify each Holder in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission.  The Company shall also promptly notify each Holder in writing when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective.

(j) If any Holder is required under applicable securities laws to be described in the Registration Statement as an underwriter, at the reasonable request of such Holder, the Company shall furnish to such Holder, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as a Holder may reasonably request: (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Holders, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance reasonably acceptable to such counsel and as is customarily given in an underwritten public offering, addressed to the Holders.

(k) The Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company unless: (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement.  The Company agrees that it shall, upon learning that disclosure of such information concerning an Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Holder and allow such Holder, at the Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(l) The Company shall use its reasonable best efforts to cause all of the Registrable Securities covered by a Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange.  The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(l).

(m) If requested by a Holder, the Company shall as soon as practicable: (i) incorporate in a prospectus supplement or post-effective amendment such information as a Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by a Holder holding any Registrable Securities.

(n) The Company shall use its reasonable best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

4. Registration Expenses.  All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (B) with respect to filings with FINRA for compensation review pursuant to FINRA Rule 5110, and (C) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

5. Indemnification.

(a) Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, investment and legal advisors, partners, members and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.  The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such

Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.  In no event shall the aggregate liability of any selling Holder under the Transaction Documents (as defined in the Purchase Agreement) be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be determined by a court of competent jurisdiction that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d) Contribution.  If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 5(d), (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6. Reports Under the Exchange Act.  With a view to making available to the Holders the benefits of Rule 144 or any other similar rule or regulation of the SEC that may at any time permit the Holders to sell Registrable Securities of the Company to the public without registration, the Company agrees, for so long as Registrable Securities are outstanding and held by the Holders, to:

(a) make and keep public information available, as those terms are understood, defined and required in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c) furnish to each Holder so long as such Holder owns Registrable Securities, promptly upon request, such information as may be reasonably and customarily requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

7. Assignment of Registration Rights.  The rights under this Agreement shall be automatically assignable by the Investors to any permitted transferee of all or any portion of such Investor’s Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within five (5) Business Days after such assignment; (ii) the Company is, within five (5) Business Days after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement.

8. Miscellaneous.

(a) Remedies.  In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) No Piggyback on Registrations.  Except for the shares identified on Annex C hereto, which shall be included in the Registration Statement (“Permissible Piggyback Shares”), neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) have the contractual right to include securities of the Company in a Registration Statement other than the Registrable Securities, and the Company shall not during the Effectiveness Period enter into any agreement providing any such right to any of its security holders.

(c) Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(d) Discontinued Disposition.  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The Company may provide appropriate stop transfer orders to enforce the provisions of this paragraph.

(e) Piggy-Back Registrations.  If at any time during the Effectiveness Period  there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen calendar days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.

(f) Amendments and Waivers.  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of no less than a majority in interest of the then outstanding Registrable Securities.  No such amendment shall be effective to the extent that it applies to less than all of the Holders.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, further that no amendment or waiver to any provision of this Agreement relating to naming any Holder or requiring the naming of any Holder as an underwriter may be effected in any manner without such Holder’s prior written consent.  Section 2(a) may not be amended or waived except by written consent of each Holder affected by such amendment or waiver.

(g) Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered if delivered in accordance with Section 6.3 of the Purchase Agreement.

(h) Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.  The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder.  Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(i) Execution and Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile or email transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or email signature were the original thereof.

(j) Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) will be commenced in the New York Courts.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

(k) Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(l) Entire Agreement. This Agreement, the other Transaction Documents (as defined in the Purchase Agreement) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(n) Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(o) Independent Nature of Investors' Obligations and Rights.  The obligations of each Investor under this Agreement are several and not joint with the obligations of each other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other under this Agreement.  Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any other Transaction Document.  Each Investor acknowledges that no other Investor will be acting as agent of such Investor in enforcing its rights under this Agreement.  Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose.  The Company acknowledges that each of the Investors has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Holders and not because it was required or requested to do so by any Investor.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

COMPANY:

SMSA PALESTINE ACQUISITION CORP.

By:	/s/ Yang Yongjie
Name: Yang Yongjie
Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTOR

Date	By:	/s/
Name
Title

ADDRESS FOR NOTICE

Company:
Address:
Tel:
Fax:
Email:

Attention:

Annex A

Plan of Distribution

The Selling Stockholders and any of their pledgees, donees, transferees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or quoted or in private transactions.  These sales may be at fixed or negotiated prices.  The Selling Stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits Investors;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	through the writing of options on the shares;

•	to cover short sales made after the date that this Registration Statement is declared effective by the Commission;

•	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share; and

•	a combination of any such methods of sale.

The Selling Stockholders may also sell shares under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus. The selling stockholders shall have the sole and absolute discretion not to accept any purchase offer or make any sale of shares if it deems the purchase price to be unsatisfactory at any particular time.

The Selling Stockholders or their respective pledgees, donees, transferees or other successors in interest, may also sell the shares directly to market makers acting as principals and/or broker-dealers acting as agents for themselves or their customers. Such broker-dealers may receive compensation in the form of discounts, concessions or commissions from the Selling Stockholders and/or the purchasers of shares for whom such broker-dealers may act as agents or to whom they sell as principal or both, which compensation as to a particular broker-dealer might be in excess of customary commissions. Market makers and block purchasers purchasing the shares will do so for their own account and at their own risk. It is possible that a selling stockholder will attempt to sell shares of common stock in block transactions to market makers or other purchasers at a price per share which may be below the then existing market price. We cannot assure that all or any of the shares offered in this prospectus will be issued to, or sold by, the Selling Stockholders. The Selling Stockholders and any brokers, dealers or agents, upon effecting the sale of any of the shares offered in this prospectus, may be deemed to be “underwriters” as that term is defined under the Securities Act, the Exchange Act and the rules and regulations of such acts. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

We are required to pay all fees and expenses incident to the registration of the shares, including fees and disbursements of counsel to the Selling Stockholders, but excluding brokerage commissions or underwriter discounts.

The Selling Stockholders, alternatively, may sell all or any part of the shares offered in this prospectus through an underwriter.  The Selling Stockholders have not entered into any agreement with a prospective underwriter and there is no assurance that any such agreement will be entered into.

The Selling Stockholders may pledge their shares to their brokers under the margin provisions of customer agreements. If a Selling Stockholder defaults on a margin loan, the broker may, from time to time, offer and sell the pledged shares. The Selling Stockholders and any other persons participating in the sale or distribution of the shares will be subject to applicable provisions of the Exchange Act, and the rules and regulations under such act, including, without limitation, Regulation M. These provisions may restrict certain activities of, and limit the timing of purchases and sales of any of the shares by, the Selling Stockholders or any other such person. In the event that any of the Selling Stockholders are deemed an affiliated purchaser or distribution participant within the meaning of Regulation M, then the Selling Stockholders will not be permitted to engage in short sales of common stock. Furthermore, under Regulation M, persons engaged in a distribution of securities are prohibited from simultaneously engaging in market making and certain other activities with respect to such securities for a specified period of time prior to the commencement of such distributions, subject to specified exceptions or exemptions. In addition, if a short sale is deemed to be a stabilizing activity, then the Selling Stockholders will not be permitted to engage in a short sale of our common stock. All of these limitations may affect the marketability of the shares.

If a Selling Stockholder notifies us that it has a material arrangement with a broker-dealer for the resale of the common stock, then we would be required to amend the registration statement of which this prospectus is a part, and file a prospectus supplement to describe the agreements between the Selling Stockholder and the broker-dealer.

Annex B
SMSA PALESTINE ACQUISITION CORP.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Common Stock”), of SMSA Palestine Acquisition Corp., a Nevada corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a Registration Statement for the registration and resale of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of August [●], 2010 (the “Registration Rights Agreement”), among the Company and the Investors named therein.  A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.  All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Stockholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.  Address for Notices to Selling Stockholder:

Telephone:
Fax:
Contact Person:
3. Beneficial Ownership of Registrable Securities:

Type and Principal Amount of Registrable Securities beneficially owned:

4. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes                         No   

Note:	If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)	Are you an affiliate of a broker-dealer?

Yes                         No   

(c)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes                         No   

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and Amount of Other Securities beneficially owned by the Selling Stockholder:

6. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.  The Company has advised each Selling Stockholder that it is the view of the Commission that it may not use shares registered on the Registration Statement to cover short sales of Common Stock made prior to the date on which the Registration Statement is declared effective by the Commission, in accordance with 1997 Securities and Exchange Commission Manual of Publicly Available Telephone Interpretations Section A.65.  If a Selling Stockholder uses the prospectus for any sale of the Common Stock, it will be subject to the prospectus delivery requirements of the Securities Act.  The Selling Stockholders will be responsible to comply with the applicable provisions of the Securities Act and Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such Selling Stockholders in connection with resales of their respective shares under the Registration Statement.

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the Effective Date for the Registration Statement.

Certain legal consequences arise from being named as a Selling Stockholder in the Registration Statement and related prospectus.  Accordingly, the undersigned is advised to consult their own securities law counsel regarding the consequence of being named or not being named as a Selling Stockholder in the Registration Statement and the related prospectus.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.  The undersigned hereby elects to include the Registrable Securities owned by it and listed above in Item 3 (unless otherwise specified in Item 3) in the Registration Statement.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX OR EMAIL A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Sheppard, Mullin, Richter & Hampton LLP
41/F Raffles City Office Tower
268 Xizang Road Central, Huangpu
Shanghai 200001, China
wzheng@sheppardmullin.com
Sahghai Fax - (86 21) 2321 6001
US Fax: (858) 720-8900

Annex C

Schedule of Holders of Permissible Piggyback Shares

Name of Holders of Permissible Piggyback Shares	Number of Permissible Piggyback Shares	Contact Information
New Fortress Group Limited	603,928
William Blair & Company, LLC	2,838
Halter Financial Securities, Inc.	190
WLT Brothers Holding, Inc.	851
James H. Groh	664
Nicholas B. Hirsch	187
HFG Investments, Limited	131,028